SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report  June 13, 1990

                     Commission File No.  0-12141


                      MICRO SECURITY SYSTEMS, INC.
         (Exact name of Registrant as specified in its Charter)



Utah                                                       87-0401894
(State or Other Jurisdiction of                         (I.R.S. Employer
 Incorporation or Organization)                     Identification Number)

                   150 Wright Brothers Drive Suite 560
                       Salt Lake City, Utah 84116
                (Address of Principal Executive Offices)

           Registrant's Telephone Number, including Area Code:

                             (801) 575-6600

                             Not Applicable
                      (Former Name, Former Address,
                      If Changed Since Last Report)

Item 3.  Bankruptcy or Receivership.

     On July 21, 1994, the Registrant and its wholly-owned subsidiary Maxwell Systems, Inc. filed for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Utah, Central Division. The case filed by the Registrant will be administered under Bankruptcy Case No. 94B-23643 and the case filed by Maxwell Systems, Inc. will be administered under Case No. 94B-12642.
The officers and directors of the Registrant and Maxwell Systems, Inc. are in control of the respective companies and shall operate as debtors-in-possession pursuant to Bankruptcy Code provisons.

EXHIBITS:
          None.



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MICRO SECURITY SYSTEMS, INC.
                              Registrant


                              __________________________________
                              Daniel C. Maxwell
                              Vice President


Date:     August 1, 1994